UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 24, 2005

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment is being filed to add Exhibits 4.1 and 4.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
     (c)      Exhibits
     The following exhibits are filed herewith:

4.1	Indenture between the Registrant and The Bank of New York, dated as of August 30, 2005

4.2	Registration Rights Agreement dated as of August 30, 2005 between the Registrant and Citigroup Global Markets Inc.

99.1	Press release announcing the pricing of the Registrant’s 3 1/8% Convertible Notes due 2025*

*Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Emdeon Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: November 9, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Indenture between the Registrant and The Bank of New York, dated as of August 30, 2005

4.2	Registration Rights Agreement dated as of August 30, 2005 between the Registrant and Citigroup Global Markets Inc.

99.1	Press release announcing the pricing of the Registrant’s 3 1/8% Convertible Notes due 2025*

*Previously filed.

4